================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 1997

                            EXCEL REALTY TRUST, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


           MARYLAND                    1-12244                  33-0160389
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


    16955 VIA DEL CAMPO, SUITE 110
       SAN DIEGO, CALIFORNIA                                      92127
(Address of Principal Executive Office)                         (Zip Code)


                                  (619)485-9400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K is filed by Excel Realty Trust, Inc., a Maryland corporation (the "Company"), in connection with the matters described herein.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c)  Exhibits.

          10.1 Revolving Credit Agreement among Excel Realty Trust, Inc., BankBoston, N.A., The Other Banks Which May Become Parties to The Agreement, and BankBoston, N.A., as agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    September 18, 1997                     EXCEL REALTY TRUST, INC.

                                                By: /s/ David A. Lund
                                                   --------------------------
                                                David A. Lund
                                                Principal Financial Officer

                                 EXHIBIT INDEX


Exhibit No.                                                              Page
-----------                                                              ----
   10.1          Revolving Credit Agreement among Excel Realty            5
                 Trust, Inc., BankBoston, N.A., The Other Banks
                 Which May Become Parties to The Agreement, and
                 BankBoston N.A., as agent.